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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): March 27, 2000

                               INAMED CORPORATION
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             (Exact name of registrant as specified in its charter)

              Delaware                               59-0929629
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(State of Incorporation or Organization)     (IRS Employer Identification No.)

                                   001-09741
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                            (Commission File Number)

5540 Ekwill Street - Suite D, Santa Barbara, California               93111-2919
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   (Address of principal executive offices)                           (Zip Code)

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

     The Registrant announced that the Food and Drug Administration has completed an initial review, and has accepted for filing, the pre-market approval (PMA) application for the Lap-Band(R) Adjustable Gastric Banding Systems, an obesity treatment device which is manufactured by Inamed's BioEnterics Corp. subsidiary. The Press Release announcing the status of the Registrant's Lap-Band(R) System PMA filing is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
    (a)  Not applicable
    (b)  Not applicable
    (c)  Exhibits:

         The following exhibits are filed herewith:

Exhibit       Description

99.1          Press Release, dated March 27, 2000.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         INAMED CORPORATION


                                        BY:
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                                            Name: David E. Bamberger
                                            Title: Senior Vice President,
                                                   Secretary and General Counsel

Date: March 27, 2000
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                                 EXHIBIT INDEX


     99.1      Press Release, dated March 27, 2000.